Exhibit 99.1

OTCQX: ZDPY I October 2018 Investor Presentation October 2018 | OTCQX: ZDPY A brand new EMERGING INDUSTRY “We are building for an industry that does not yet exist. It’s our responsibility to make sure it gets done right.” - Chairman & CEO; Bryan McLaren

FORWARD - LOOKING STATEMENTS This presentation release contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting the Company's business including, increased competition ; the ability of the Company to expand its operations through either acquisitions or internal growth, to attract and retain qualified professionals, and to expand commercial relationships ; general economic conditions ; and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission . OTCQX: ZDPY I October 2018

ZONED PROPERTIES BUSINESS MODEL Our MISSION Our VISION Our VALUES To identify, develop and lease sophisticated, safe and sustainable properties in emerging industries. To be recognized for setting the standard in property development while increasing shareholder value and community prosperity. Integrity, Work Ethic, Transparency OTCQX: ZDPY I October 2018

MEDICAL MARIJUANA MARKETS BY STATE OTCQX: ZDPY I October 2018 Source: Newfrontierdata.com

STATE OF THE MARIJUANA EXPANSION OTCQX: ZDPY I October 2018 How can a company best position itself in the exploding Cannabis Industry? Source: Newfrontierdata.com

IT’S ALL ABOUT THE ZONING OTCQX: ZDPY I October 2018 Zoned Properties has positioned itself as a zoning & development expert for the licensed medical marijuana industry. • Successfully completed the full - service process at four facilities in Arizona. • Established relationships in a non - contractual advisory capacity for a variety of Private operators in states across the country: ‒ Washington ‒ Oregon ‒ New Mexico ‒ Colorado ‒ Ohio ‒ California • Municipalities need 3 rd party Advisory Services One service that EVERY operator will require is zoning, permitting and real estate development. This is an area that transcends EVERY industry Formalizing relationships contractually to capitalize on the opportunities

ZONED PROPERTIES INDUSTRY LEADER OTCQX: ZDPY I October 2018

MEDICAL MARIJUANA PROPERTY EXPERTS Property IDENTIFICATION Our growth strategy focuses on identifying development opportunities from which we can repurpose or redevelop properties to create higher than average investment returns. Property DEVELOPMENT Our development team utilizes the Triple - Set (SSS) development model, focusing on sophisticated, safe and sustainable development principles in order to maximize property value. Property LEASING Our strategy for property leasing includes investment - grade, triple - net (NNN) leasing, often including personal guarantees to mitigate risk and create long - term, secured revenue. OTCQX: ZDPY I October 2018

2018 2019 2020 2021 2022 and beyond Illustrative Revenue Model Lease payment revenue Advisory fee revenue STRATEGIC BUSINESS MODEL OTCQX: ZDPY I October 2018 Aligning our interests with our tenants and clients to benefit from the growth of the medical marijuana industry Arizona Properties Key Terms • Long - term property lease through the year 2040 • Advisory fee equal to 10% of tenant’s gross revenue • Base rents in - line with industry averages • Plans to further expand developments as operational needs increase over time Multiple revenue streams establish both fixed and variable upside potential for Zoned to participate in the growth of the licensed medical marijuana industry while maintaining a floor to minimize risk.

ZONED PROPERTIES PORTFOLIO OTCQX: ZDPY I October 2018

TEMPE MEDICAL MARIJUANA BUSINESS PARK OTCQX: ZDPY I October 2018

TEMPE MEDICAL MARIJUANA BUSINESS PARK OTCQX: ZDPY I October 2018

TEMPE MEDICAL MARIJUANA BUSINESS PARK OTCQX: ZDPY I October 2018

CHINO VALLEY CULTIVATION FACILITY OTCQX: ZDPY I October 2018

CHINO VALLEY CULTIVATION FACILITY OTCQX: ZDPY I October 2018

CHINO VALLEY CULTIVATION FACILITY OTCQX: ZDPY I October 2018

ARIZONA MEDICAL MARIJUANA MARKET OTCQX: ZDPY I October 2018

David Honaman Independent Director EXECUTIVE LEADERSHIP OTCQX: ZDPY I October 2018 Bryan McLaren Chief Executive Officer Management Board of Directors Bryan McLaren Chairman Alex McLaren Director Art Friedman Independent Director Derek Overstreet Independent Director

SUMMARY STATEMENTS OF OPERATIONS Year - to - Date Year Ended 6/30/2018 1 12/31/2017 12/31/2016 12/31/2015 12/31/2014 Total revenues (including related party revenues) $711,902 $2,113,864 $1,853,708 $1,419,928 $467,914 Operating expenses $2,551,043 $1,416,698 $2,125,949 $2,566,494 $5,947,862 Interest expenses - $42,983 $192,492 $193,448 $143,789 Interest expenses – related parties ($60,600) $129,288 $35,000 $35,000 $157,649 Net income / (loss) excluding one - time gain on sale of property in Tempe, AZ ($1,896,061) 1 $546,149 ($501,576) ($1,372,030) ($5,740,366) One - time gain on sale of property in Tempe, AZ - $831,753 - - - Net income / (loss) ($1,896,061) 1 $1,377,902 2 ($501,576) ($1,372,030) ($5,740,366) 1 Reflects the Company’s shift to its new business model that effective May 1, 2018, includes variable, percentage - based advisory fee revenue in addition to fixed lease payments and a $1.9 million one - time, non - cash write - off of deferred rent receivable 2 Includes one - time gain of $831,753 from the sale of property for year ended 12/31/2017 OTCQX: ZDPY I August 2018

SUMMARY BALANCE SHEETS As of 6/30/2018 12/31/2017 Cash $762,109 $824,240 Rental Properties, net $7,314,993 $7,170,322 Total Debt $2,020,000 $2,020,000 Total Liabilities $2,251,913 $2,217,378 Total Shareholders’ Equity $6,033,948 $7,834,843 $6,033,948 $2,251,913 $8,285,861 Total Shareholders' Equity Total Liabilities Total Assets Summary Balance Sheets as of June 30, 2018 OTCQX: ZDPY I August 2018

CAPITAL STRUCTURE OTCQX: ZDPY I August 2018 Book Value (BV) of Total Capital (as of June 30, 2018) Market Value (MV) of Total Capital (as of June 30, 2018) 1 $2.02M of Debt + $6.03M of Stockholders’ Equity = $8.05M BV of Total Capital 2 $2.02M of Debt + $ 10.96M of MV Equity ($ 0.63/share at 9/24/2018 * 17.4 diluted shares outstanding) = $ 12.98M MV of Total Capital Total Capital Total Capital Book Value of Equity Total Debt Market Value of Equity Total Debt 84% 16% 75% 25% $8.1M 1 $ 13.0M 2 $ in millions

BUILDING VALUE & MITIGATING RISK • Strategic real estate development firm with property ownership and leasing focused on premium rental rates and triple - net (NNN), investment - grade leases. Lease terms of 10 - 20 years including personal guarantee. • Strategic development advisory services for clients with development projects in emerging industries, including the licensed medical marijuana industry. Targeting advisory fees equal to 10% of client’s gross revenues. • Positioned to benefit from growth in the licensed medical marijuana sector. • Solid balance sheet with $8.3M in assets and $2.3M in liabilities at June 30, 2018. • Tight capital structure with 17.4 million shares outstanding, no warrants and 1.29 million options issued and outstanding. OTCQX: ZDPY I October 2018

FOR MORE INFORMATION OTCQX: ZDPY I October 2018 COMPANY CONTACT Bryan McLaren , Chairman & CEO Zoned Properties, Inc. Scottsdale, AZ Tel 877.360.8839 l www.zonedproperties.com INVESTOR RELATIONS Brett Maas , Managing Partner Hayden IR Tel 646.536.7331 l www.haydenir.com